VIRTUS KAR Capital Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—98.5%
Communication Services—11.5%
Meta Platforms, Inc. Class A(1)	141,046	$ 47,441
Netflix, Inc.(1)	46,434	27,973
Tencent Holdings Ltd. Unsponsored ADR	152,518	8,892
ZoomInfo Technologies, Inc. Class A(1)	138,485	8,891
		93,197

Consumer Discretionary—19.7%
Airbnb, Inc. Class A(1)	65,674	10,934
Alibaba Group Holding Ltd. Sponsored ADR(1)	63,287	7,518
Amazon.com, Inc.(1)	19,517	65,077
Home Depot, Inc. (The)	33,436	13,876
Marriott International, Inc. Class A(1)	63,446	10,484
MercadoLibre, Inc.(1)	12,686	17,106
NIKE, Inc. Class B	144,292	24,049
Ross Stores, Inc.	93,527	10,688
		159,732

Consumer Staples—5.2%
Estee Lauder Cos., Inc. (The) Class A	29,721	11,003
McCormick & Co., Inc. Non-voting Shares	75,009	7,247
Monster Beverage Corp.(1)	114,160	10,964
Procter & Gamble Co. (The)	77,004	12,596
		41,810

Financials—4.9%
Bank of America Corp.	379,877	16,901
CME Group, Inc. Class A	33,162	7,576
MarketAxess Holdings, Inc.	25,390	10,442
Progressive Corp. (The)	49,480	5,079
		39,998

Health Care—6.3%
Danaher Corp.	62,852	20,679
HealthEquity, Inc.(1)	71,843	3,178
Zoetis, Inc. Class A	113,409	27,675
		51,532

Industrials—7.3%
CoStar Group, Inc.(1)	179,250	14,166
Equifax, Inc.	33,350	9,765
Fair Isaac Corp.(1)	18,839	8,170
Roper Technologies, Inc.	29,270	14,397
Uber Technologies, Inc.(1)	305,736	12,819
		59,317

	Shares	Value

Information Technology—42.4%
Accenture plc Class A	42,073	$ 17,441
Amphenol Corp. Class A	263,656	23,059
Avalara, Inc.(1)	151,279	19,532
Bill.com Holdings, Inc.(1)	272,936	68,002
DocuSign, Inc.(1)	29,936	4,559
Duck Creek Technologies, Inc.(1)	364,958	10,989
MongoDB, Inc. Class A(1)	16,754	8,869
NVIDIA Corp.	248,991	73,231
Paycom Software, Inc.(1)	72,976	30,299
Snowflake, Inc. Class A(1)	37,882	12,832
Trade Desk, Inc. (The) Class A(1)	241,912	22,169
Visa, Inc. Class A	151,700	32,875
Workday, Inc. Class A(1)	75,129	20,524
		344,381

Materials—1.2%
Ecolab, Inc.	43,014	10,091
Total Common Stocks (Identified Cost $219,221)		800,058

Total Long-Term Investments—98.5% (Identified Cost $219,221)		800,058

Short-Term Investment—1.6%
Money Market Mutual Fund—1.6%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	13,324,154	13,324
Total Short-Term Investment (Identified Cost $13,324)		13,324

TOTAL INVESTMENTS—100.1% (Identified Cost $232,545)		$813,382
Other assets and liabilities, net—(0.1)%		(966)
NET ASSETS—100.0%		$812,416

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
See Notes to Schedule of Investments

VIRTUS KAR Capital Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$800,058	$800,058
Money Market Mutual Fund	13,324	13,324
Total Investments	$813,382	$813,382
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Schedule of Investments

VIRTUS KAR CAPITAL GROWTH FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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